N U M B E R

S H A R E S

COMMON STOCK

PAR VALUE $.01

COMMON STOCK

PAR VALUE $.01

CUSIP 36113U 10 1

FUSE MEDICAL, INC.

(INCORPORATED UNDER THE LAWS OF DELAWARE)

SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $.01 EACH, OF THE COMMON STOCK OF

FUSE MEDICAL, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender     of this Certificate properly endorsed. This Certificate is not valid unless countersigned by  the Transfer Agent and  registered by  the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

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SEAL

CHIEF EXECUTIVE OFFICER

CHIEF FINANCIAL OFFICER

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Countersigned and Registered

AMERICAN STOCK TRANSFER AND TRUST COMPANY, LLC

Transfer Agent  and Registrar

By

AUTHORIZED SIGNATURE

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TE N COM TEN ENT JT TEN

UNIF GIFT MIN ACT - .

. Custodian ..

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as ten ants in common

as tenants by the entireties

a s joint tenants with right of survivorship and not as tenant s in common

(Minor)

(Cust)

under Uniform Gift s to Minor s Act .

(State)

UNIF TRF MIN ACT - ..

. Custodian (until age ..........)

(Cust)

.................under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be use d thou g h not in the above list.

For Value received,here by sell , assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDE NTIF YING NUMB ER OF ASS IGNEE

PLEA SE PRINT OR TYP EWRITE NAME AND ADDRESS. IN CLUDING POSTAL ZI P CODE, OF ASSIGNEE

Shares

of the Commo n Stock represented by the with in certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

x _ x _

NOT ICE: -iHS   HNt     :     ET   ;   H: R

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CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By _ THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INST ITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.